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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  June 16, 1997


                         FOUNDATION HEALTH SYSTEMS, INC.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
              ----------------------------------------------------
                 (State or other jurisdiction of incorporation)


          1-12718                                        95-4288333
---------------------------                  ---------------------------------
 (Commission File Number)                    (IRS Employer Identification No.)


              21600 Oxnard Street, Woodland Hills, California 91367
--------------------------------------------------------------------------------
                     (Address of principal executive office)


     Registrant's telephone number, including area code:  (818) 719-6775


                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)





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                                          Exhibit Index is located at Page   4
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Item 5.        OTHER EVENTS.

               On June 16, 1997 and June 17, 1997, the Registrant issued the press releases attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, which press releases are incorporated by reference herein.


Item 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.

               (c)  EXHIBITS

                    Item No.                           Exhibit Index
                    --------                 ---------------------------------

                    99.1                     Press release issued June 16, 1997
                                             by the Registrant.

                    99.2                     Press release issued June 17, 1997
                                             by the Registrant.


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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FOUNDATION HEALTH SYSTEMS, INC.


                                        By:
                                            -------------------------------
                                            Jeffrey L. Elder
                                            Senior Vice President, and
                                            Chief Financial Officer



Dated: June 17, 1997


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                                  EXHIBIT INDEX

Exhibit Number                     Description                        Page No.
--------------                     -----------                        --------

     99.1                Press release issued June 16, 1997               5

     99.2                Press release issued June 17, 1997               8


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